Exhibit 10.4

Schedule of Omitted Agreements of

CNL Lifestyle Properties, Inc.

Described below are agreements which have not been filed as exhibits to this quarterly report on Form 10-Q in accordance with Instruction 2 to Item 601 of Regulation S-K because they are substantially identical in all material respects to Exhibits 10.2 and 10.3 filed herewith.

Amended and Restated Limited Liability Company Agreement of CC3 Acquisition, LLC dated as of January 10, 2011

Amended and Restated Limited Liability Company Agreement of CLPSUN Partners III, LLC dated as of October 12, 2011

Amended and Restated Limited Partnership Agreement of CLPSUN III Tenant, LP dated as of October 12, 2011

Agreement Regarding Transfer of Partnership Interests (Ownco) between Master Morsun Acquisition LLC and Sunrise Senior Living Investments, Inc. dated as of August 15, 2011

Agreement Regarding Transfer of Partnership Interests (Leaseco) between Broadway Mall Properties, Inc. and Sunrise Senior Living Investments, Inc. dated as of August 15, 2011